   As filed with the Securities and Exchange Commission on February 9, 2000.
                                                 Registration No. 333-__________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                -----------------

                                ELCOR CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                                     75-1217920
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                        14643 DALLAS PARKWAY, SUITE 1000
                            DALLAS, TEXAS 75240-8871
          (Address, including zip code, of principal executive offices)

                   1998 AMENDED AND RESTATED ELCOR CORPORATION
                           INCENTIVE STOCK OPTION PLAN
                            (Full title of the plan)

                                 DAVID G. SISLER
                                ELCOR CORPORATION
                        14643 DALLAS PARKWAY, SUITE 1000
                            DALLAS, TEXAS 75240-8871
                                 (972) 851-0500

(Name, address, and telephone number, including area code, of agent for service)

                                    COPY TO:
                                 ALAN G. HARVEY
                                BAKER & MCKENZIE
                          2001 ROSS AVENUE, SUITE 4500
                               DALLAS, TEXAS 75201

                                -----------------

                         CALCULATION OF REGISTRATION FEE

======================================= ==================== ================== ==================== =================
                                                             PROPOSED MAXIMUM    PROPOSED MAXIMUM
 TITLE OF SECURITIES TO BE REGISTERED      AMOUNT TO BE       OFFERING PRICE    AGGREGATE OFFERING      AMOUNT OF
                 (1)                        REGISTERED         PER SHARE(2)          PRICE (2)       REGISTRATION FEE
--------------------------------------- -------------------- ------------------ -------------------- -----------------
Common Stock, $1.00 par value            1,721,226 Shares          $34.625         $59,597,450           $15,734
======================================= ==================== ================== ==================== =================

(1) Shares of common stock of Elcor Corporation (the "Company"), $1.00 par value per share (the "Common Stock"), being registered hereby relate to the 1993 Elcor Corporation Incentive Stock Option Plan (the "1993 Plan"), which was amended and restated and approved by the stockholders of the Company as the 1998 Amended and Restated Elcor Corporation Incentive Stock Option Plan (collectively, with the 1993 Plan, the "Plan"). Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered such additional shares of Common Stock as may become issuable pursuant to the anti-dilution provisions of the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) promulgated under the Securities Act on the basis of the average of the high and low sale prices of the Common Stock on February 2, 2000, as reported on the New York Stock Exchange.

                           INCORPORATION BY REFERENCE


     The 1,721,226 shares of Common Stock being registered hereby shall be issued under the Plan, which was amended and restated as of October 27, 1998, to increase the number of shares of Common Stock available for issuance under the Plan. Pursuant to Instruction E of Form S-8, the contents of the Company's Registration Statement on Form S-8 as filed with the Securities and Exchange Commission (the "SEC") on September 1, 1993, Registration No. 33-68194, is incorporated by reference herein.

Item 8. Exhibits.

The following are filed as exhibits to this Registration Statement:

Exhibit No.           Description
-----------           -----------

4              The Restated Certificate of Incorporation of the Company
               (incorporated herein by reference from Exhibit 3.1 to the Company's Annual Report on Form 10-K for the fiscal year ended
               June 30, 1994, SEC File No. 1-5341).

4.1            Certificate of Amendment to Certificate of Incorporation dated
               December 2, 1998 (incorporated herein by reference from Exhibit
               3.11 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, SEC File No. 1-5341).

4.2 Amended and Restated Bylaws of the Company (incorporated herein by reference from Exhibit 3 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1981 and as Exhibit
               3.2 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1988, originally filed with the SEC on February 11, 1989, File No. 1-5341).

4.3            1998 Amended and Restated Elcor Corporation Incentive Stock
               Option Plan (incorporated herein by reference from Appendix B in the Company's Proxy Statement for the Company's Annual Meeting of
               Shareholders held on October 27, 1998, SEC File No. 1-5341).

5              Opinion of David G. Sisler.*

23             Consent of Arthur Andersen LLP.*

23.1           Consent of David G. Sisler (see Exhibit 5).*

24 Power of Attorney (included on the signature page of the Registration Statement).*

*              Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on February 9, 2000.


                           ELCOR CORPORATION



                           By: /s/ David G. Sisler
                               -------------------------------------------------
                                David G. Sisler
                                Vice-President, General Counsel and Secretary

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby authorizes David G. Sisler to file one or more amendments (including post-effective amendments) to this registration statement, which amendments may make such changes in this registration statement as he deems appropriate, and each such person hereby appoints David G. Sisler as attorney-in-fact to execute in the name and on behalf of the Company and any such person, individually and in each capacity stated below, any such amendments to this registration statement.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Harold K. Work                  Chairman of the Board and Chief        February 9, 2000
-------------------------------     Executive Officer (principal
Harold K. Work                      executive officer)


/s/ Richard J. Rosebery             Vice Chairman, Chief Financial and     February 9, 2000
-------------------------------     Administrative Officer, and
Richard J. Rosebery                 Treasurer (principal financial
                                    officer)


/s/ Leonard R. Harral               Vice President and Chief Accounting    February 9, 2000
-------------------------------     Officer (principal accounting
Leonard R. Harral                   officer)


/s/ James E. Hall                   Director                               February 8, 2000
-------------------------------
James E. Hall

/s/ Thomas D. Karol                 Director                               February 8, 2000
-------------------------------
Thomas D. Karol

                                    Director                               February 9, 2000
-------------------------------
Dale V. Kesler

/s/ David W. Quinn                  Director                               February 9, 2000
-------------------------------
David W. Quinn

                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

4              The Restated Certificate of Incorporation of the Company
               (incorporated herein by reference from Exhibit 3.1 to the Company's Annual Report on Form 10-K for the fiscal year ended
               June 30, 1994, SEC File No. 1-5341).

4.1            Certificate of Amendment to Certificate of Incorporation dated
               December 2, 1998 (incorporated herein by reference from Exhibit
               3.11 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, SEC File No. 1-5341).

4.2 Amended and Restated Bylaws of the Company (incorporated herein by reference from Exhibit 3 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1981 and as Exhibit
               3.2 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1988, originally filed with the SEC on February 11, 1989, File No. 1-5341).

4.3            1998 Amended and Restated Elcor Corporation Incentive Stock
               Option Plan (incorporated herein by reference from Appendix B in the Company's Proxy Statement for the Company's Annual Meeting of
               Shareholders held on October 27, 1998, SEC File No. 1-5341).

5              Opinion of David G. Sisler.*

23             Consent of Arthur Andersen LLP.*

23.1           Consent of David G. Sisler (see Exhibit 5).*

24 Power of Attorney (included on the signature page of the Registration Statement).*

*              Filed herewith.